Exhibit 16.2




Securities and Exchange Commission
Washington DC

We agree with the registrant's statements involving our firm in Form 8-K regarding change of auditors.


/s/  Jay J. Shapiro, CPA
----------------------------------
     Jay J. Shapiro


A Professional Corporation

Los Angeles, California
August 17, 2004